Gain on disposal of subsidiaries (Tables)	12 Months Ended
Dec. 31, 2021
Gain Or Loss On Sale Of Stock In Subsidiary Or Equity Method Investee [Abstract]
Schedule of Contingent Consideration Payable

Contingent and deferred consideration relates to merchant buyouts and business combinations that are payable in cash subject to the future financial performance of the acquired portfolios and acquired businesses. Contingent consideration payable is comprised of the following balances:

Total
Balance at December 31, 2019	$11,449
Payments made during the year	(5,689)
Additions in the year	3,905
Fair value gain	(103)
Balance at December 31, 2020	9,562
Payments made during the year	(7,681)
Additions in the year	30,716
Fair value gain	(1,782)
Balance at December 31, 2021	$30,815
Current portion of contingent and deferred consideration payable	$13,673
Non-current portion of contingent and deferred consideration payable	$17,142

Schedule of Aggregate Purchase Price and Fair Value of Assets and Liabilities

The following table summarizes the aggregate purchase price and fair value of the assets and liabilities acquired on acquisitions during the year ended December 31, 2021 as described above which are considered material business combinations in the aggregate. As of the date of the issuance of these financials, the determination of the final purchase price allocation to specific assets acquired and liabilities assumed is based on provisional amounts. The estimate of the purchase price allocations may change in future periods as the fair value estimates of assets and liabilities (including, but not limited to, goodwill, and intangibles) and the valuation of the related tax assets and liabilities are finalized.

Cash consideration	$285,166
Contingent and deferred consideration payable (1)	25,781
Other adjustments for working capital	(1,656)
Total purchase price	309,291
Cash and cash equivalents	21,646
Prepaid expenses and other current assets	460
Trade and other receivables (2)	3,596
Deferred tax assets	74
Property, plant and equipment	216
Intangible assets (3)	129,036
Other assets - non-current	337
Trade and other payables	(24,101)
Deferred tax liability	(38,093)
Net liabilities acquired	93,171
Goodwill (4)	$216,120

(1)
Payable in cash subject to the future financial performance of the acquisitions. Represents the maximum amount of possible payments recognized as of the acquisition date. See Note 17, Fair Value Measurements for further details on our fair value methodology with respect to the contingent and deferred consideration payable.
(2)
Gross contractual amounts receivable are equal to their book value where appropriate.
(3)
Intangible assets are primarily comprised of customer relationships, brands, and computer software.
(4)
Goodwill was primarily attributed to the expected synergies between the acquired businesses and the Company, the value of the employee workforce, new customer acquisitions and intangible assets that do not qualify for separate recognition at the time of acquisition. The goodwill is not deductible for income tax purposes. See Note 21, Operating Segments for the reporting segments to which acquired Goodwill was assigned.

On June 26, 2019, Paysafe Group Limited, an indirect subsidiary of the Company, disposed of 100% of the share capital of Paysafe UK GOLO Holdco Limited for a total consideration of $9,523.

Cash consideration	$9,523
Total consideration	9,523
Less: Net assets on disposal	4,695
Gain on disposal of a subsidiary	$4,828